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                                                                  EXHIBIT 10.2

                    GLOBAL AMENDMENT TO COLLATERAL DOCUMENTS


                 This GLOBAL AMENDMENT TO COLLATERAL DOCUMENTS, dated as of December 30, 1996 (this "Global Amendment"), is entered into by and among (i) Fitzgeralds Gaming Corporation, a Nevada corporation (the "Company"), (ii) Fitzgeralds South, Inc., a Nevada corporation, Fitzgeralds Reno, Inc., a Nevada corporation, Fitzgeralds Incorporated, a Nevada corporation, Fitzgeralds Las Vegas, Inc., a Nevada corporation, Fitzgeralds Fremont Experience Corporation, a Nevada corporation, Fitzgeralds Mississippi, Inc. (formerly named Polk Landing Entertainment Corporation), a Mississippi corporation, and Fitzgeralds Black Hawk, Inc., a Nevada corporation (collectively, the "Subsidiary Guarantors"), (iii) Wells Fargo Bank, N.A., formerly First Interstate Bank of Nevada, N.A., not in its individual capacity but solely as indenture trustee under the Indenture hereinafter described (the "Indenture Trustee"), and (iv) Wells Fargo Bank, N.A., formerly First Interstate Bank of Nevada, N.A., not in its individual capacity but solely as collateral agent under the Collateral Documents hereinafter described (the "Collateral Agent").


                                    Recitals

                 A. The Company has issued $123,000,000 in aggregate outstanding principal amount of the Company's 13% Senior Secured Notes Due 2002 With Contingent Interest (the "1995 Secured Notes") pursuant to an Indenture dated as of December 19, 1995 entered into by and among the Company, the Subsidiary Guarantors and First Interstate Bank of Nevada, N.A., as trustee (the "Indenture").

                 B. The Subsidiary Guarantors are direct or indirect subsidiaries of the Company and have guaranteed payment of the 1995 Secured Notes pursuant to the Indenture (the "Subsidiary Guarantee").

                 C. The 1995 Secured Notes, the Subsidiary Guarantee and certain other secured obligations (the "Secured Obligations") are secured by liens granted to the Indenture Trustee and the Collateral Agent by the Company and the Subsidiary Guarantors pursuant to the instruments and agreements listed on Schedule A attached hereto (the "Collateral Documents").

                 D. The Company proposes to issue Priority Secured Notes due December 31, 1998 (the "Priority Notes"), for a discount purchase consideration on terms and conditions set forth in the Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement") among the Company, the Subsidiary Guarantors and the purchasers listed on the signature pages thereto.


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                 E.       The Priority Notes will be guaranteed by the
Subsidiary Guarantors pursuant to the Priority Notes Agreement.

                 F. It is a condition to the issuance and sale of the Priority Notes pursuant to the Priority Notes Agreement that the Priority Notes and certain other related obligations be secured by liens granted to the Indenture Trustee and the Collateral Agent under the Collateral Documents, which shall secure the Priority Notes and such other obligations in preference and priority over the 1995 Secured Notes, the Subsidiary Guarantee and such other Secured Obligations.

                 G. In order to accomplish the foregoing, the holders of all outstanding 1995 Secured Notes have consented to, and the Company, the Subsidiary Guarantors and Indenture Trustee have executed and delivered, a First Supplemental Indenture dated as of December 30, 1996 (the "First Supplemental Indenture"), and the Company, the Subsidiary Guarantors, the Indenture Trustee and the Collateral Agent are executing this Global Amendment.

                 NOW THEREFORE, in consideration of the premises, to induce the holders of the Priority Notes to purchase the Priority Notes and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Subsidiary Guarantors, the Indenture Trustee and the Collateral Agent hereby agree for the direct, intended and legally enforceable benefit of the present and future holders of Priority Note Obligations (as defined in the First Supplemental Indenture) and each other present and future holder of any Senior Claim (as defined in the First Supplemental Indenture) as follows:

                                     PART I
                   AMENDMENT OF THE COMPANY PLEDGE AGREEMENT

                 The Company Pledge Agreement is hereby amended as follows:

                 1. THE PREAMBLE TO THE COMPANY PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING, IN THE SIXTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "(THE "HOLDERS")", THE WORDS "AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 2. THE COMPANY PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL A THE FOLLOWING NEW RECITAL B:

                 "B. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."





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                 3.       RECITAL B TO THE COMPANY PLEDGE IS HEREBY AMENDED BY
REDESIGNATING SUCH RECITAL AS RECITAL C.

                 4. RECITAL C TO THE COMPANY PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i)      redesignating such Recital as Recital D;

                 (ii) inserting, in the first line thereof immediately following the words "under the Indenture", the words "and to the issuance and sale of the Priority Notes under the Priority Notes Agreement"; and

                 (iii) deleting, in the third line thereof, the words "and the Holders" and substituting in lieu thereof the words ", the Holders and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations".

                 5. THE COMPANY PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL D (AS REDESIGNATED) THE FOLLOWING NEW RECITAL E:

                 "E. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 6. SECTION 1.1. OF THE COMPANY PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE OF THE FIRST PARAGRAPH THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE", THE WORDS ", AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE".

                 7. SECTION 2.2. OF THE COMPANY PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i)      deleting the word "or" in the last line of Section
         2.2.1. thereof;

                 (ii)     inserting the following new Section 2.2.2.:

                 "2.2.2. arising under or in connection with the Priority Notes or the Priority Notes Agreement, whether for principal (or premium, if any) or interest (including accretion of original issue discount and any applicable post-default rate) on the Priority Notes, all guaranties thereof made by any Subsidiary Guarantors, and all obligations of the Company or any Subsidiary





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
         Guarantor for fees, expense reimbursement, compensation, indemnification or other similar obligations at any time arising or accruing under the Priority Notes Agreement; or", and

                 (iii)    redesignating the existing Section 2.2.2. as Section
         2.2.3.

                 8. SECTION 4.7.1.1. OF THE COMPANY PLEDGE AGREEMENT IS HEREBY AMENDED BY DELETING, IN THE THIRD FROM THE LAST LINE THEREOF, THE WORDS "THE NOTES, THE INDENTURE" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "THE NOTES, THE PRIORITY NOTES, THE INDENTURE (AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE), THE PRIORITY NOTES AGREEMENT".

                 9. SECTION 5.3.1. OF THE COMPANY PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i) deleting, from the end of the second line of Section 5.3.1.1., the word "and"; and

                 (ii) deleting Section 5.3.1.2. in its entirety and inserting in lieu thereof the following new Sections 5.3.1.2. and 5.3.1.3.:

                 "5.3.1.2. second, to pay the Priority Note Obligations and Senior Claims as set forth in Section 506 of the Indenture, as amended by the First Supplemental Indenture; and

                 5.3.1.3. third, to pay the other Secured Obligations in the order set forth in the Indenture."


                                    PART II
                  AMENDMENT OF THE SUBSIDIARY PLEDGE AGREEMENT

                 The Subsidiary Pledge Agreement is hereby amended as follows:

                 1. THE PREAMBLE TO THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING, IN THE NINTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS (THE "HOLDERS"), THE WORDS "AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 2. THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL B THE FOLLOWING NEW RECITAL C:





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
                 "C. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."

                 3. THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL C (AS REDESIGNATED) THE FOLLOWING NEW RECITAL D:

                 "D. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 4. RECITALS C THROUGH F TO THE SUBSIDIARY PLEDGE AGREEMENT ARE HEREBY AMENDED BY REDESIGNATING SUCH RECITALS AS RECITALS E THROUGH H, RESPECTIVELY.

                 5. RECITAL E (AS REDESIGNATED) TO THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i) by inserting, in the first line thereof immediately following the words "the Indenture", the words "and in the Priority Notes Agreement"; and

                 (ii) deleting, in the third line thereof, the words "the Notes, the Indenture" and substituting in lieu thereof the words "the Notes, the Priority Notes, the Indenture (as amended by the First Supplemental Indenture), the Priority Notes Agreement".

                 6. SECTION 1.1. OF THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting, in the second line of the first paragraph thereof immediately following the words "the Indenture", the words ", as amended by the First Supplemental Indenture";

                 (ii) inserting, in the first line of the definition of "Applicable Priority" immediately following the word "means,", the words "subject in each case to the priority of the Superpriority Lien,";

                 (iii) inserting, in appropriate alphabetical order, the following new definitions:





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

                 ""PRIORITY NOTE OBLIGATIONS" has the meaning set forth in
Section 2.2.

                 "SUPERPRIORITY LIEN" has the meaning set forth in Section 2.3"; and

                 (iv) deleting the definition of "Secured Parties" in its entirety and substituting in lieu thereof the following new definition:

                 ""SECURED PARTIES" means, collectively, the Collateral Agent, the Trustee, the Holders, and until Discharge of the Priority Obligations, the holders of Priority Note Obligations, and, solely with respect to the Senior Lien, Fitzgeralds, and the respective successors and permitted assigns of such Persons."

                 7. SECTION 2.1. OF THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY DELETING, IN THE FOURTH LINE THEREOF, THE WORDS "AND THE HOLDERS" AND SUBSTITUTING IN LIEU THEREOF THE WORDS ", THE HOLDERS AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, THE HOLDERS OF THE PRIORITY NOTE OBLIGATIONS".

                 8. SECTION 2.2.1. OF THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting the following new Sections 2.2.1.1. and 2.2.1.2.:

                 "2.2.1.1. with respect to each Pledgor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Pledgor of every type or description arising under or in connection with the Priority Notes or the Priority Notes Agreement, whether for principal (or premium, if any) or interest (including accretion of original issue discount and any applicable post-default rate) on the Priority Notes, all guaranties thereof made by any Subsidiary Guarantors, and all obligations of the Company or any Subsidiary Guarantor for fees, expense reimbursement, compensation, indemnification or other similar obligations at any time arising or accruing under the Priority Notes Agreement (collectively, the "Priority Note Obligations");

                 2.2.1.2. with respect to each Pledgor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Pledgor of every type or description to Fitzgeralds (the assigns of which shall include the Collateral Agent, as agent for the Trustee, the Holders and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations, pursuant to the Company Pledge Agreement), arising under or in connection with any Permitted Intercompany Note signed by it or any Permitted





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
         Intercompany Loan evidenced thereby, whether for principal thereof, or premium, if any, or interest thereon, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "Permitted Intercompany Loan Obligations");"

                 (ii) renumbering the existing Section 2.2.1.1. as Section 2.2.1.3., deleting the existing Section 2.2.1.2. and renumbering the existing
Section 2.2.1.3. as Section 2.2.1.4;

                 (iii) by inserting, in the third from last line thereof immediately following the words "without limitation,", the words "the Priority Note Obligations"; and

                 (iv) by inserting at the end of the last line thereof the following new language:

         "Notwithstanding anything to the contrary in this Agreement, including, without limitation, Section 2.3, until Discharge of the Priority Obligations, the Liens held by the Collateral Agent hereunder as security for the Secured Obligations shall secure, in order of preference and priority, first, the Priority Note Obligations, second, the Permitted Intercompany Loan Obligations, and, third, the Subsidiary Guarantee Obligations."

                 9. SECTION 2.3. OF THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i) deleting, in the first line thereof, the words "With respect" and substituting in lieu thereof the words "Subject to the last sentence of Section 2.2.1., with respect";

                 (ii) deleting, in the fourth line thereof, the words "Permitted Intercompany Loan Obligations" and substituting in lieu thereof the words "Subsidiary Guarantee Obligations";

                 (iii) deleting, in the sixth line thereof, the words "Subsidiary Guarantee Obligations" and substituting in lieu thereof the words "Permitted Intercompany Loan Obligations"; and

                 (iv) deleting the last sentence thereof in its entirety and substituting in lieu thereof the following new sentence:

         "The parties hereto intend that the Security Interest granted by each Pledgor to the Collateral Agent as security for the Priority Note Obligations (the "Superpriority Lien") shall at all times be separate and apart from the Junior





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
         Lien and the Senior Lien, notwithstanding that the holder of all such Liens may be the Collateral Agent, and that such Liens shall not be merged."

                 10. SECTION 5.3.1. OF THE SUBSIDIARY PLEDGE AGREEMENT IS HEREBY AMENDED BY DELETING SECTIONS 5.3.1.2. AND 5.3.1.3. IN THEIR ENTIRETY AND SUBSTITUTING IN LIEU THEREOF THE FOLLOWING NEW SECTIONS:

                 "5.3.1.2. second, to pay the Priority Note Obligations and Senior Claims as set forth in Section 506 of the Indenture, as amended by the First Supplemental Indenture;

                 5.3.1.3. third, to pay accrued interest on and principal of Permitted Intercompany Notes; and

                 5.3.1.4. fourth, to pay the other Subsidiary Guarantee Obligations in the order set forth in the Indenture (as amended by the First Supplemental Indenture) with respect to the obligations of Fitzgeralds underlying such obligations."

                 Section 5.3.4. of the Subsidiary Pledge Agreement is hereby amended by deleting, in the fourth line thereof, the words "and Holders" and substituting in lieu thereof the words ", Holders and, until Discharge of the Priority Obligations, holders of the Priority Note Obligations".

                                    PART III
                  AMENDMENT OF THE COMPANY SECURITY AGREEMENT

                 The Company Security Agreement is hereby amended as follows:

                 1. THE PREAMBLE TO THE COMPANY SECURITY AGREEMENT IS HEREBY AMENDED BY INSERTING, IN THE SIXTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "(THE "HOLDERS")", THE WORDS "AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, THE HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 2. THE COMPANY SECURITY AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL A THE FOLLOWING NEW RECITAL B:

                 "B. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."





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                 3.       THE COMPANY SECURITY AGREEMENT IS HEREBY AMENDED BY
INSERTING IMMEDIATELY FOLLOWING RECITAL B (AS REDESIGNATED) THE FOLLOWING NEW RECITAL C:

                 "C. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 4. RECITAL B OF THE COMPANY SECURITY AGREEMENT IS HEREBY AMENDED BY:

                 (i)      redesignating such Recital as Recital D;

                 (ii) inserting, in the first line thereof immediately following the words "under the Indenture", the words "and to the issuance of the Priority Notes under the Priority Notes Agreement"; and

                 (iii) deleting, in the third line thereof, the words "and the Holders" and substituting in lieu thereof the words ", the Holders and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations".

                 5. SECTION 1.1. OF THE COMPANY SECURITY AGREEMENT IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE OF THE FIRST PARAGRAPH THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE", THE WORDS ", AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE".

                 6. SECTION 2.2. OF THE COMPANY SECURITY AGREEMENT IS HEREBY AMENDED BY:

                 (i)      deleting the word "or" in the last line of Section
         2.2.1. thereof;

                 (ii)     inserting the following new Section 2.2.2.:

                 "2.2.2. arising under or in connection with the Priority Notes or the Priority Notes Agreement, whether for principal of or premium (if any) or interest (including accretion of original issue discount and any applicable post-default rate) on the Priority Notes, all guaranties thereof made by any Subsidiary Guarantors, and all obligations of the Company or any Subsidiary Guarantor for fees, expense reimbursement, compensation, indemnification or other similar obligations at any time arising or accruing under the Priority Notes Agreement; or", and





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

                 (iii)    renumbering the existing Section 2.2.2. as Section
2.2.3.

                 7. SECTION 5.3.1. OF THE COMPANY SECURITY AGREEMENT IS HEREBY AMENDED BY:

                 (i) deleting, from the end of the second line of Section 5.3.1., the word "and"; and

                 (ii) deleting Section 5.3.1.2. in its entirety and substituting in lieu thereof the following new Sections 5.3.1.2. and 5.3.1.3.:

                 "5.3.1.2. second, to pay the Priority Note Obligations and Senior Claims as set forth in Section 506 of the Indenture, as amended by the First Supplemental Indenture; and

                 5.3.1.3. third, to pay the other Secured Obligations in the order set forth in the Indenture."

                                    PART IV
                 AMENDMENT OF THE SUBSIDIARY SECURITY AGREEMENT

                 The Subsidiary Security Agreement is hereby amended as follows:

                 1. THE PREAMBLE TO THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY INSERTING, IN THE EIGHTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "(THE "HOLDERS")", THE WORDS "AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 2. THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL B THE FOLLOWING NEW RECITAL C:

                 "C. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."

                 3. THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL C (AS REDESIGNATED) THE FOLLOWING NEW RECITAL D:

                 "D. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors





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
         and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 4. RECITAL C TO THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY:

                 (i)      redesignated such Recital as Recital E;

                 (ii) inserting, in the first line thereof immediately following the words "in the Indenture", the words "and in the Priority Notes Agreement"; and

                 (iii) deleting, in the third line thereof, the words "Notes, the Indenture" and substituting in lieu thereof the words "Notes, the Priority Notes, the Indenture (as amended by the First Supplemental Indenture), the Priority Notes Agreement".

                 5. RECITALS D THROUGH G TO THE SUBSIDIARY SECURITY AGREEMENT ARE HEREBY REDESIGNATED AS RECITALS F THROUGH I, RESPECTIVELY.

                 6. RECITAL H (AS REDESIGNATED) TO THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY DELETING, IN THE FIFTH LINE THEREOF, THE WORDS "THE NOTES, THE INDENTURE" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "THE NOTES, THE PRIORITY NOTES, THE INDENTURE (AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE), THE PRIORITY NOTES AGREEMENT".

                 7. SECTION 1.1. OF THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting, in the second line of the first paragraph thereof immediately following the words "the Indenture", the words ", as amended by the First Supplemental Indenture";

                 (ii) by inserting, in the first line of the definition of "Applicable Priority" immediately following the word "means,", the words "subject in each case to the priority of the Superpriority Lien,";

                 (iii) inserting, in appropriate alphabetical order, the following new definitions:

             ""PRIORITY NOTE OBLIGATIONS" has the meaning set forth in
Section 2.2.

             "SUPERPRIORITY LIEN" has the meaning set forth in Section 2.3"; and





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
                 (iv) deleting the definition of "Secured Parties" in its entirety and substituting in lieu thereof the following new definition:

                 ""SECURED PARTIES" means, collectively, the Collateral Agent, the Trustee, the Holders, and until Discharge of the Priority Obligations, the holders of Priority Note Obligations, and, solely with respect to the Senior Lien, Fitzgeralds, and the respective successors and permitted assigns of such Persons."

                 8. SECTION 2.2.1. OF THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting the following new Sections 2.2.1.1. and 2.2.1.2.:

                 "2.2.1.1. with respect to each Grantor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Grantor of every type or description arising under or in connection with the Priority Notes or the Priority Notes Agreement, whether for principal (or premium, if any) or interest (including accretion of original issue discount and any applicable post-default rate) on the Priority Notes, all guaranties thereof made by any Subsidiary Guarantors, and all obligations of the Company or any Subsidiary Guarantor for fees, expense reimbursement, compensation, indemnification or other similar obligations at any time arising or accruing under the Priority Notes Agreement (collectively, the "Priority Note Obligations");

                 2.2.1.2. with respect to each Grantor, the due and punctual payment and performance of any and all present and future obligations and liabilities of such Grantor of every type or description to Fitzgeralds (the assigns of which shall include the Collateral Agent, as agent for the Trustee, the Holders and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations, pursuant to the Company Pledge Agreement), arising under or in connection with any Permitted Intercompany Note signed by it or any Permitted Intercompany Loan evidenced thereby, whether for principal thereof, or premium, if any, or interest thereon, indemnities or other amounts (including attorneys' fees and expenses) (collectively, the "Permitted Intercompany Loan Obligations");"

                 (ii) renumbering the existing Section 2.2.1.1. as Section 2.2.1.3., deleting the existing Section 2.2.1.2. and renumbering the existing
Section 2.2.1.3. as Section 2.2.1.4;





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
                 (iii) by inserting, in the third from last line thereof immediately following the words "without limitation,", the words "the Priority Note Obligations,"; and

                 (iv) by inserting at the end of the last line thereof the following new language:

         "Notwithstanding anything to the contrary in this Agreement, including, without limitation, Section 2.3, until Discharge of the Priority Obligations, the Liens held by the Collateral Agent hereunder as security for the Secured Obligations shall secure, in order of preference and priority, first, the Priority Note Obligations, second, the Permitted Intercompany Loan Obligations, and, third, the Subsidiary Guarantee Obligations."

                 9. SECTION 2.3. OF THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY:

                 (i) deleting, in the first line thereof, the words "With respect" and substituting in lieu thereof the words "Subject to the last sentence of Section 2.2.1., with respect";

                 (ii) deleting, in the third line thereof, the words "Permitted Intercompany Loan Obligations" and substituting in lieu thereof the words "Subsidiary Guarantee Obligations";

                 (iii) deleting, in the sixth line thereof, the words "Subsidiary Guarantee Obligations" and substituting in lieu thereof the words "Permitted Intercompany Loan Obligations"; and

                 (iv) deleting the last sentence thereof in its entirety and substituting in lieu thereof the following new sentence:

         "The parties hereto intend that the Security Interest granted by each Grantor to the Collateral Agent as security for the Priority Note Obligations (the "Superpriority Lien") shall at all times be separate and apart from the Junior Lien and the Senior Lien, notwithstanding that the holder of all such Liens may be the Collateral Agent, and that such Liens shall not be merged."

                 Section 3.2. of the Subsidiary Security Agreement is hereby amended by inserting, in the ninth line thereof immediately following the words "each other Note", the word "Document".

                 10. SECTION 5.3.1. OF THE SUBSIDIARY SECURITY AGREEMENT IS HEREBY AMENDED BY DELETING SECTIONS 5.3.1.2. AND 5.3.1.3. IN THEIR ENTIRETY AND SUBSTITUTING IN LIEU THEREOF THE FOLLOWING NEW SECTIONS:

                 "5.3.1.2. second, to pay the Priority Note Obligations and Senior Claims as set forth in Section 506 of the Indenture, as amended by the First Supplemental Indenture;

                 5.3.1.3. third, to pay accrued interest on and principal of Permitted Intercompany Notes; and

                 5.3.1.4. fourth, to pay the Subsidiary Guarantee Obligations in the order set forth in the Indenture with respect to the obligations of Fitzgeralds underlying such obligations."

                 Section 5.3.4. of the Subsidiary Security Agreement is hereby amended by deleting, in the fourth line thereof, the words "and Holders" and substituting in lieu thereof the words ", Holders and, until Discharge of the Priority Obligations, holders of the Priority Note Obligations".

                                     PART V
               AMENDMENT OF THE COMPANY ACCOUNTS PLEDGE AGREEMENT

                 The Company Accounts Pledge Agreement is hereby amended as follows:

                 1. THE PREAMBLE TO THE COMPANY ACCOUNTS PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING, IN THE SIXTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "(THE "HOLDERS")", THE WORDS "AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, HOLDERS OF THE PRIORITY NOTE OBLIGATIONS".

                 2. THE COMPANY ACCOUNTS PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL D THE FOLLOWING NEW RECITAL
E:

                 "E. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."

                 3. THE COMPANY ACCOUNTS PLEDGE AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL E (AS REDESIGNATED) THE FOLLOWING NEW RECITAL F:

                 "F. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First

         Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 4. RECITAL E TO THE COMPANY ACCOUNTS PLEDGE AGREEMENT IS HEREBY AMENDED BY REDESIGNATING SUCH RECITAL AS RECITAL G.

                 5. SECTION 1.1. OF THE COMPANY ACCOUNTS PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting, in the third line of the first paragraph thereof immediately following the words "the Indenture", the words ", as amended by the First Supplemental Indenture"; and

                 (ii) deleting, in the first line of the definition of "Secured Parties", the words "and the Holders of the Notes" and substituting in lieu thereof the words ", the Holders of the Notes and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations".

                 6. SECTION 2.1. OF THE COMPANY ACCOUNTS PLEDGE AGREEMENT IS HEREBY AMENDED BY:

                 (i)      deleting the word ";or" in the last line of Section
2.1.1. thereof;

                 (ii)     inserting the following new Section 2.1.2.:

                 "2.1.2. arising under or in connection with the Priority Notes or the Priority Notes Agreement, whether for principal of (or premium, if any) or interest (including accretion of original issue discount and any applicable post-default rate) on the Priority Notes, all guaranties thereof made by any Subsidiary Guarantors, and all obligations of the Company or any Subsidiary Guarantor for fees, expense reimbursement, compensation, indemnification or other similar obligations at any time arising or accruing under the Priority Notes Agreement; or", and

                 (iii)    renumbering the existing Section 2.1.2. as Section
2.1.3.

                                    PART VI
                             AMENDMENT OF THE FLVI
                       DISBURSEMENT AND ESCROW AGREEMENT

                 The Disbursement and Escrow Agreement, dated as of December 19, 1995, among FLVI, the Collateral Agent and First Interstate Bank of Nevada, N.A., as escrow agent (the "Escrow Agent") (the "FLVI Disbursement Agreement") is hereby amended as follows:

                 1. THE PREAMBLE TO THE FLVI DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting, in the seventh line thereof immediately following the words "(the "Holders")", the words "and, until Discharge of the Priority Obligations, holders of the Priority Note Obligations"; and

                 (ii) deleting, in the second from last line thereof, the words "and the Holders" and substituting in lieu thereof the words ", the Holders and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations".

                 2. RECITAL D TO THE FLVI DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY DELETING, FROM THE FIFTH LINE THEREOF, THE WORDS "THE NOTES, THE INDENTURE" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "THE NOTES, THE INDENTURE (AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE), THE PRIORITY NOTES, THE PRIORITY NOTES AGREEMENT (AS DEFINED IN RECITAL E BELOW)".

                 3. THE FLVI DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL D THE FOLLOWING NEW RECITAL E:

                 "E. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."

                 4. THE FLVI DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL E (AS REDESIGNATED) THE FOLLOWING NEW RECITAL F:

                 "F. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 5. RECITAL E TO FLVI DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY REDESIGNATING SUCH RECITAL AS RECITAL G.

                 6. SECTION 1.1. OF THE FLVI DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting, in the second line thereof immediately following the words "the Indenture", the words ", as amended by the First Supplemental Indenture"; and

                 (ii) deleting, in the first line of the definition of "Secured Parties", the words "and the Holders" and substituting in lieu thereof the words ", the Holders and, until Discharge of the Priority Obligations, the holders of Priority Note Obligations".

                                    PART VII
                             AMENDMENT OF THE PLEC
                       DISBURSEMENT AND ESCROW AGREEMENT

                 The Disbursement and Escrow Agreement, dated as of December 19, 1995, among PLEC, the Collateral Agent and the Escrow Agent (the "PLEC Disbursement Agreement") is hereby amended as follows:

                 1. THE PREAMBLE TO THE PLEC DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting, in the seventh line thereof immediately following the words "(the "Holders")", the words "and, until Discharge of the Priority Obligations, holders of the Priority Note Obligations"; and

                 (ii) deleting, in the second from last line thereof, the words "and the Holders" and substituting in lieu thereof the words ", the Holders and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations".

                 2. RECITAL D TO THE PLEC DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY DELETING, FROM THE FIFTH LINE THEREOF, THE WORDS "THE NOTES, THE INDENTURE" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "THE NOTES, THE INDENTURE (AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE), THE PRIORITY NOTES, THE PRIORITY NOTES AGREEMENT (AS DEFINED IN RECITAL E BELOW)".

                 3. THE PLEC DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL D THE FOLLOWING NEW RECITAL E:

                 "E. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."

                 4. THE PLEC DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL E (AS REDESIGNATED) THE FOLLOWING NEW RECITAL F:

                 "F. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 5. RECITAL E TO PLEC DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY REDESIGNATING SUCH RECITAL AS RECITAL G.

                 6. SECTION 1.1. OF THE PLEC DISBURSEMENT AGREEMENT IS HEREBY AMENDED BY:

                 (i) inserting, in the second line thereof immediately following the words "the Indenture", the words ", as amended by the First Supplemental Indenture"; and

                 (ii) deleting, in the first line of the definition of "Secured Parties", the words "and the Holders" and substituting in lieu thereof the words ", the Holders and, until Discharge of the Priority Obligations, the holders of Priority Note Obligations".

                                   PART VIII
                          AMENDMENT OF PLEC MORTGAGE

                 The PLEC Mortgage is hereby amended as follows:

                 1.       THE PREAMBLE TO THE PLEC MORTGAGE IS HEREBY AMENDED
BY:

                 (i) deleting, in each place that it appears in the first paragraph on the cover page thereof and in the second paragraph on the first page thereof, the amount "$123,000,000" and substituting in lieu thereof the amount "$128,882,000";

                 (ii) inserting, in the sixth from last line of the first paragraph on the first page thereof immediately following the words "(the "Holders")", "and, until Discharge of the Priority Obligations, holders of Priority Note Obligations"; and

                 (iii) deleting, in the fifth from last line of the second paragraph on the first page thereof, the words "(A) THE SUBSIDIARY GUARANTEE OBLIGATIONS AND (B) THE PERMITTED INTERCOMPANY LOAN OBLIGATIONS" and substituting in lieu thereof the words "(A) THE PRIORITY NOTE OBLIGATIONS, (B) THE PERMITTED INTERCOMPANY LOAN OBLIGATIONS AND (C) THE SUBSIDIARY GUARANTEE OBLIGATIONS".

                 2. THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL B THE FOLLOWING NEW RECITAL C:

                 "C. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."

                 3. THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING SUCH NEW RECITAL C THE FOLLOWING NEW RECITAL D:

                 "D. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 4. RECITALS C THROUGH G TO THE PLEC MORTGAGE ARE HEREBY AMENDED BY REDESIGNATING SUCH RECITALS AS RECITALS E THROUGH I, RESPECTIVELY.

                 5. RECITAL E (AS REDESIGNATED) TO THE PLEC MORTGAGE IS HEREBY AMENDED BY:

                 (i) inserting, in the first line thereof immediately following the words "the Indenture", the words "and in the Priority Notes Agreement"; and

                 (ii) deleting, in the third line thereof, the words "the Notes, the Indenture" and substituting in lieu thereof the words "the Notes, the Priority Notes, the Indenture (as amended by the First Supplemental Indenture), the Priority Notes Agreement".

                 6. RECITAL G (AS REDESIGNATED) TO THE PLEC MORTGAGE IS DELETED IN ITS ENTIRETY AND THE FOLLOWING NEW RECITAL G IS SUBSTITUTED IN LIEU
THEREOF:

                 "G. Pursuant to the Indenture (as amended by the First Supplemental Indenture) and the Priority Notes Agreement, the Priority Note Obligations, the Subsidiary Guarantee and the Permitted Intercompany Loans of Trustor are required to be secured, directly or indirectly, by, among other things, the Deed of Trust."

                 7. RECITAL H (AS REDESIGNATED) TO THE PLEC MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE LAST LINE THEREOF, THE WORDS "NOTES, THE INDENTURE" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "NOTES, THE PRIORITY NOTES, THE INDENTURE (AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE), THE PRIORITY NOTES AGREEMENT".

                 8. THE PREAMBLE TO THE GRANTING CLAUSES (AS IT APPEARS ON THE SECOND PAGE OF THE PLEC MORTGAGE) IS HEREBY AMENDED BY DELETING, IN THE FOURTH LINE THEREOF, THE WORDS "AND THE HOLDERS" AND SUBSTITUTING IN LIEU THEREOF THE WORDS ", THE HOLDERS AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, THE HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 9. THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING GRANTING CLAUSE FOURTEEN (AS IT APPEARS ON THE SIXTH PAGE OF THE PLEC MORTGAGE) THE FOLLOWING NEW PARAGRAPH A:

                 "A. With respect to Trustor in its capacity both as a Restricted Subsidiary and as a Subsidiary Guarantor, the due and punctual payment and performance of any and all present and future obligations and liabilities of Trustor of every type or description arising under or in connection with the Priority Notes or the Priority Notes Agreement, whether for principal (or premium, if any) or interest (including accretion of original issue discount and any applicable post-default rate) on the Priority Notes, all guaranties thereof made by Trustor, and all obligations of Trustor for fees, expense reimbursement, compensation, indemnification or other similar obligations at any time arising or accruing under the Priority Notes Agreement (collectively, the "Priority Note Obligations");"

                 10. PARAGRAPHS A THROUGH D IMMEDIATELY FOLLOWING GRANTING CLAUSE FOURTEEN (AS THEY APPEAR APPEARS ON THE SIXTH AND SEVENTH PAGES OF THE PLEC MORTGAGE) ARE HEREBY AMENDED BY:

                 (i) redesignating Paragraphs A through D as Paragraphs B through E, respectively;

                 (ii) reversing the order in which Paragraphs B and C (as redesignated) appear, redesignating Paragraph B as Paragraph C and redesignating Paragraph C and Paragraph B;

                 (iii) deleting, in the fourth line of Paragraph B (as redesignated) the words "the Holders" and substituting in lieu thereof the words ", the Holders and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations".

                 11. THE CARRY-OVER PARAGRAPH IMMEDIATELY FOLLOWING PARAGRAPH E (AS REDESIGNATED) (AS IT APPEARS ON THE SEVENTH PAGE OF THE PLEC MORTGAGE) IS HEREBY AMENDED BY INSERTING, IN THE SECOND FROM LAST LINE THEREOF IMMEDIATELY FOLLOWING THE WORD "LIMITATION,", THE WORDS "THE PRIORITY NOTE OBLIGATIONS,".

                 12. THE PARAGRAPH BEGINNING WITH THE WORDS "FOR PURPOSES OF THIS DEED OF TRUST" (AS IT APPEARS ON THE SEVENTH PAGE OF THE PLEC MORTGAGE) IS HEREBY AMENDED BY:

                 (i) deleting the amount "$123,000,000" in each place that it appears and substituting in lieu thereof the amount "$128,882,000";

                 (ii) deleting, in the fifth line thereof, the words "(a) the Subsidiary Guarantee Obligations and (b) the Permitted Intercompany Loan Obligations" and substituting in lieu thereof the words "(a) the Priority Note Obligations, (b) the Permitted Intercompany Loan Obligations and (c) the Subsidiary Guarantee Obligations"; and

                 (iii) inserting, in the last line thereof immediately following the word "Holders", the word "and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations".

                 13. THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IMMEDIATELY PRIOR TO THE PARAGRAPH (AS IT APPEARS ON THE SEVENTH PAGE OF THE PLEC MORTGAGE)

BEGINNING WITH THE WORDS "THE LIEN GRANTED BY TRUSTOR AS SECURITY", THE FOLLOWING NEW PARAGRAPH:

         "Notwithstanding anything to the contrary in this Deed of Trust, including, without limitation, the immediately succeeding paragraph, until Discharge of the Priority Obligations, the Liens granted by Trustor hereunder as security for the Secured Obligations shall secure, in order of preference and priority, first, the Priority Note Obligations, second, the Permitted Intercompany Loan Obligations, and, third, the Subsidiary Guarantee Obligations."

                 14. THE PARAGRAPH (AS IT APPEARS ON THE SEVENTH PAGE OF THE PLEC MORTGAGE) BEGINNING WITH THE WORDS "THE LIEN GRANTED BY TRUSTOR AS SECURITY" IS HEREBY AMENDED BY:

                 (i) deleting, in the first line thereof, the words "The Lien granted" and substituting in lieu thereof the words "Subject to the immediately preceding paragraph, the Lien granted";

                 (ii) deleting, in the first line thereof, the words "Permitted Intercompany Loan Obligations" and substituting in lieu thereof the words "Subsidiary Guarantee Obligations";

                 (iii) deleting, in the third line thereof, the words "Subsidiary Guarantee Obligations" and substituting in lieu thereof the words "Permitted Intercompany Loan Obligations"; and

                 (iv) deleting the last sentence thereof in its entirety and substituting in lieu thereof the following new sentence:

         "The parties hereto intend that the Lien granted by Trustor as security for the Priority Note Obligations (the "Superpriority Lien") shall at all times be separate and apart from the Junior Lien and the Senior Lien, notwithstanding that the beneficiary of all such Liens may be the Beneficiary, and that such Liens shall not be merged."

                 15.      SECTION 1.1. OF THE PLEC MORTGAGE IS HEREBY AMENDED
BY:

                 (i) inserting, in the second line thereof immediately following the words "the Indenture", the words ", as amended by the First Supplemental Indenture";

                 (ii) by inserting, in the first line of the definition of "Applicable Priority" immediately following the word "means,", the words "subject in each case to the priority of the Superpriority Lien,";

                 (iii) by inserting, immediately following the definition of "Personalty", the following new definition:

                 ""PRIORITY NOTE OBLIGATIONS" has the meaning set forth hereinabove.";

                 (iv) by deleting the definition of "Secured Parties" in its entirety and substituting in lieu thereof the following new definition:

                 ""SECURED PARTIES" means, collectively, the Collateral Agent, the Trustee, the Holders and, until Discharge of the Priority Obligations, the holders of Priority Note Obligations, and, solely, with respect to the Senior Lien, Fitzgeralds and the respective successors and assigns of such Persons."; and

                 (v) by inserting, immediately following the definition of "Subsidiary Guarantee Obligations" the following new definition:

                 ""SUPERPRIORITY LIEN" has the meaning set forth hereinabove."

                 16. ARTICLE II OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SEVENTH AND NINTH LINES THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE" THE WORDS ", AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE".

                 17. SECTION 4.4. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE FOURTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE", THE WORDS ", AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE,".

                 18. SECTION 4.5.1. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE THIRD FROM LAST LINE THEREOF, THE WORDS "LIEN JUNIOR TO THE SENIOR LIEN AND JUNIOR LIEN" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "LIEN JUNIOR TO THE SUPERPRIORITY LIEN, SENIOR LIEN AND JUNIOR LIEN".

                 19.      SECTION 4.7.1. OF THE PLEC MORTGAGE IS HEREBY AMENDED
                          BY:

                 (i) deleting, in the third line thereof, the words "the Senior Lien" and substituting in lieu thereof the words "the Superpriority Lien, Senior Lien";

                 (iii) inserting, in the sixth line thereof immediately following the word "Indenture", the words ", as amended by the First Supplemental Indenture"; and

                 (iii) deleting, in the eleventh line thereof, the words "the Senior Lien" and substituting in lieu thereof "the Superpriority Lien".

                 20. SECTION 4.7.2. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE FIRST LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE", THE WORDS ", AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE,".

                 21. SECTION 4.13. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE FIFTEENTH LINE THEREOF, THE WORDS "SENIOR LIEN" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "SUPERPRIORITY LIEN".

                 22. SECTION 7.1.2. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE FIRST LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "SECTION 1016 OF THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 23. SECTION 8.2.5. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "SECTION 502 OF THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 24. SECTION 9.1. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE FOURTH LINE THEREOF, THE WORDS "AND THE HOLDERS" AND SUBSTITUTING IN LIEU THEREOF THE WORDS ", THE HOLDERS AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, THE HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 25. SECTION 9.4.2. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE NINTH LINE THEREOF, THE WORDS "SENIOR LIEN" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "SUPERPRIORITY LIEN".

                 26. SECTION 10.2. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE NOTES", THE WORDS "OR THE PRIORITY NOTES".

                 27. SECTION 11.2.7. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE HOLDERS", THE WORDS "AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, THE HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 28.      SECTION 12.6. OF THE PLEC MORTGAGE IS HEREBY AMENDED
BY:

                 (i) inserting, in the sixth line thereof immediately following the words "Section 501 of the Indenture", the words "(as amended by the First Supplemental Indenture)"; and

                 (ii) deleting, in the third from last line thereof, the words "Senior Lien and the Junior Lien" and substituting in lieu thereof the words "the Superpriority Lien, the Senior Lien and the Junior Lien".

                 29. SECTION 12.11. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SIXTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "IN THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 30.      SECTION 12.12. OF THE PLEC MORTGAGE IS HEREBY AMENDED
BY:

                 (i) deleting, in the fifth line thereof, the word "either" and substituting in lieu thereof the word "any";

                 (ii) inserting, in the sixth from last line thereof immediately following the words "by the Indenture", the words ", as amended by the First Supplemental Indenture"; and

                 31. SECTION 12.16. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING IN THE SECOND AND FIFTH LINES THEREOF IMMEDIATELY FOLLOWING THE WORDS "SECTION 1202 OF THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                                    PART IX
                           AMENDMENT OF FLVI MORTGAGE

                 The FLVI Mortgage is hereby amended as follows:

                 1. DELETING IN EACH PLACE THAT IT APPEARS IN THE FLVI MORTGAGE, "FIRST INTERSTATE BANK OF NEVADA, N.A., A NATIONAL BANKING ASSOCIATION, HAVING ITS PRINCIPAL OFFICE AT 3800 HOWARD HUGHES PARKWAY, SUITE 200, LAS VEGAS, NV 89109 ("FIRST INTERSTATE")" AND SUBSTITUTING IN LIEU THEREOF "WELLS FARGO BANK, N.A., HAVING ITS PRINCIPAL OFFICE AT 633 17TH STREET, 21ST FLOOR, DENVER, CO 80270 ("WELLS FARGO")".

                 2.       THE PREAMBLE TO THE FLVI MORTGAGE IS HEREBY AMENDED
BY:

                 (i) inserting, in the sixth from last line of the first paragraph thereof immediately following the words "(the "Holders")", "and, until Discharge of the Priority Obligations, holders of Priority Note Obligations";

                 (ii) inserting, in the first line of the second paragraph thereof immediately following the word "MORTGAGE", ".";

                 (iii) deleting, in the fifth from last line of the second paragraph thereof, the words "(A) THE SUBSIDIARY GUARANTEE OBLIGATIONS AND (B) THE PERMITTED INTERCOMPANY LOAN OBLIGATIONS" and substituting in lieu thereof the words "(A) THE PRIORITY NOTE OBLIGATIONS, (B) THE PERMITTED INTERCOMPANY LOAN OBLIGATIONS AND (C) THE SUBSIDIARY GUARANTEE OBLIGATIONS"; and

                 (iv) inserting, after the second paragraph thereof the following new paragraph:

                 "SAID INSTRUMENT, AS AMENDED HEREBY, SHALL ALSO SECURE PRIORITY NOTE OBLIGATIONS LIMITED IN PRINCIPAL AMOUNT TO $5,882,000.".

                 3. THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL B THE FOLLOWING NEW RECITAL C:

                 "C. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."

                 4. THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING SUCH NEW RECITAL C THE FOLLOWING NEW RECITAL D:

                 "D. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 5. RECITALS C THROUGH H TO THE FLVI MORTGAGE ARE HEREBY AMENDED BY REDESIGNATING SUCH RECITALS AS RECITALS E THROUGH J, RESPECTIVELY.

                 6. RECITAL E (AS REDESIGNATED) TO THE FLVI MORTGAGE IS HEREBY AMENDED BY:

                 (i) inserting, in the first line thereof immediately following the words "the Indenture", the words "and in the Priority Notes Agreement"; and

                 (ii) deleting, in the third line thereof, the words "the Notes, the Indenture" and substituting in lieu thereof the words "the Notes, the Priority Notes, the Indenture (as amended by the First Supplemental Indenture), the Priority Notes Agreement".

                 7. RECITAL G (AS REDESIGNATED) TO THE FLVI MORTGAGE IS DELETED IN ITS ENTIRETY AND THE FOLLOWING NEW RECITAL G IS SUBSTITUTED IN LIEU
THEREOF:

                 "G. Pursuant to the Indenture (as amended by the First Supplemental Indenture) and the Priority Notes Agreement, the Priority Note Obligations, the Subsidiary Guarantee and the Permitted Intercompany Loans of Trustor are required to be secured, directly or indirectly, by, among other things, the Deed of Trust."

                 8. RECITAL H (AS REDESIGNATED) TO THE FLVI MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE SECOND FROM LAST LINE THEREOF, THE WORDS "THE NOTES, THE INDENTURE" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "THE NOTES, THE PRIORITY NOTES, THE INDENTURE (AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE), THE PRIORITY NOTES AGREEMENT".

                 9. THE PREAMBLE TO THE GRANTING CLAUSES (AS IT APPEARS ON THE SECOND PAGE OF THE FLVI MORTGAGE) IS HEREBY AMENDED BY DELETING, IN THE FOURTH LINE THEREOF, THE WORDS "AND THE HOLDERS" AND SUBSTITUTING IN LIEU THEREOF THE WORDS ", THE HOLDERS AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, THE HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 10. THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING GRANTING CLAUSE FOURTEEN (AS IT APPEARS ON THE SIXTH PAGE OF THE FLVI MORTGAGE) THE FOLLOWING NEW PARAGRAPH A:

                 "A. With respect to Trustor in its capacity both as a Restricted Subsidiary and as a Subsidiary Guarantor, the due and punctual payment and performance of any and all present and future obligations and liabilities of Trustor of every type or description arising under or in connection with the Priority Notes or the Priority Notes Agreement, whether for principal (or premium, if any) or interest (including accretion of original issue discount and any applicable post-default rate) on the Priority Notes, all guaranties thereof made by Trustor, and all obligations of Trustor for fees, expense reimbursement, compensation, indemnification or other similar obligations at any time arising or accruing under the Priority Notes Agreement (collectively, the "Priority Note Obligations");"

                 11. PARAGRAPHS A THROUGH D IMMEDIATELY FOLLOWING GRANTING CLAUSE FOURTEEN (AS THEY APPEAR ON THE SIXTH AND SEVENTH PAGES OF THE FLVI MORTGAGE) ARE HEREBY AMENDED BY:

                 (i) renumbering Paragraphs A through D as Paragraphs B through E, respectively;

                 (ii) reversing the order in which Paragraphs B and C (as redesignated) appear, redesignating Paragraph B as Paragraph C and redesignating Paragraph C and Paragraph B; and

                 (iii) deleting, in the fourth line of Paragraph B (as redesignated) the words "the Holders" and substituting in lieu thereof the words ", the Holders and, until Discharge of the Priority Obligations, the holders of the Priority Note Obligations".

                 12. THE CARRY-OVER PARAGRAPH IMMEDIATELY FOLLOWING PARAGRAPH E (AS REDESIGNATED) (AS IT APPEARS ON THE SEVENTH PAGE OF THE FLVI MORTGAGE) IS HEREBY AMENDED BY INSERTING, IN THE SECOND FROM LAST LINE THEREOF IMMEDIATELY FOLLOWING THE WORD "LIMITATION,", THE WORDS "THE PRIORITY NOTE OBLIGATIONS,".

                 13. THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IMMEDIATELY PRIOR TO THE PARAGRAPH (AS IT APPEARS ON THE SEVENTH PAGE OF THE FLVI MORTGAGE) BEGINNING WITH THE WORDS "THE LIEN GRANTED BY TRUSTOR AS SECURITY", THE FOLLOWING NEW PARAGRAPH:

         "Notwithstanding anything to the contrary in this Deed of Trust, including, without limitation, the immediately succeeding paragraph, until Discharge of the Priority Obligations, the Liens granted by Trustor hereunder as security for the Secured Obligations shall secure, in order of preference and priority, first, the Priority Note Obligations, second, the Permitted Intercompany Loan Obligations, and, third, the Subsidiary Guarantee Obligations."

                 14. THE PARAGRAPH (AS IT APPEARS ON THE SEVENTH PAGE OF THE FLVI MORTGAGE) BEGINNING WITH THE WORDS "THE LIEN GRANTED BY TRUSTOR AS SECURITY" IS HEREBY AMENDED BY:

                 (i) deleting, in the first line thereof, the words "The Lien granted" and substituting in lieu thereof the words "Subject to the immediately preceding paragraph, the Lien granted"; and

                 (ii) deleting, in the first line thereof, the words "Permitted Intercompany Loan Obligations" and substituting in lieu thereof the words "Subsidiary Guarantee Obligations";

                 (iii) deleting, in the third line thereof, the words "Subsidiary Guarantee Obligations" and substituting in lieu thereof the words "Permitted Intercompany Loan Obligations"; and

                 (iv) deleting the last sentence thereof in its entirety and substituting in lieu thereof the following new sentence:

         "The parties hereto intend that the Lien granted by Trustor as security for the Priority Note Obligations (the "Superpriority Lien") shall at all times be separate and apart from the Junior Lien and the Senior Lien, notwithstanding that the beneficiary of all such Liens may be the Beneficiary, and that such Liens shall not be merged."

                 15.      SECTION 1.1. OF THE FLVI MORTGAGE IS HEREBY AMENDED
BY:

                 (i) inserting, in the second line thereof immediately following the words "the Indenture", the words ", as amended by the First Supplemental Indenture";

                 (ii) inserting, in the first line of the definition of "Applicable Priority" immediately following the word "means,", the words "subject in each case to the priority of the Superpriority Lien,";

                 (iii) deleting the definition of "Casino Lease" in its entirety and substituting in lieu thereof the following new definition:

                 ""CASINO LEASE" has the meaning set forth in Recital J.";

                 (iv) inserting, immediately following the definition of "Personalty", the following new definition:

                 ""PRIORITY NOTE OBLIGATIONS" has the meaning set forth hereinabove.";

                 (v) deleting the definition of "Secured Parties" in its entirety and substituting in lieu thereof the following new definition:

                 ""SECURED PARTIES" means, collectively, the Collateral Agent, the Trustee, the Holders and, until Discharge of the Priority Obligations, the holders of Priority Note Obligations, and, solely, with respect to the Senior

         Lien, Fitzgeralds and the respective successors and assigns of such Persons."; and

                 (vi) inserting, immediately following the definition of "Subsidiary Guarantee Obligations" the following new definition:

                 ""SUPERPRIORITY LIEN" has the meaning set forth hereinabove."

                 16. ARTICLE 2 OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SEVENTH AND NINTH LINES THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE" THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 17. SECTION 4.4. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE FOURTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 18. SECTION 4.5.1. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE THIRD FROM LAST LINE THEREOF, THE WORDS "LIEN JUNIOR TO THE SENIOR LIEN AND JUNIOR LIEN" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "LIEN JUNIOR TO THE SUPERPRIORITY LIEN, SENIOR LIEN AND JUNIOR LIEN".

                 19.      SECTION 4.7.1. OF THE FLVI MORTGAGE IS HEREBY AMENDED
BY:

                 (i) deleting, in the third line thereof, the words "the Senior Lien" and substituting in lieu thereof the words "the Superpriority Lien, Senior Lien";

                 (ii) inserting, in the sixth line thereof immediately following the word "Indenture", the words "(as amended by the First Supplemental Indenture)"; and

                 (iii) deleting, in the eleventh line thereof, the words "the Senior Lien" and substituting in lieu thereof "the Superpriority Lien".

                 20. SECTION 4.7.2. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE FIRST LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE", THE WORDS "(AS AMENDED BY IN THE FIRST SUPPLEMENTAL INDENTURE)".

                 21. SECTION 4.13. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE FIFTEENTH LINE THEREOF, THE WORDS "SENIOR LIEN" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "SUPERPRIORITY LIEN".

                 22. SECTION 5.2.12. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE TWELFTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 23. SECTION 7.1.2. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE FIRST LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "SECTION 1016 OF THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 24. SECTION 8.2.5. OF THE PLEC MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "SECTION 502 OF THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 25. SECTION 9.1. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE FOURTH LINE THEREOF, THE WORDS "AND THE HOLDERS" AND SUBSTITUTING IN LIEU THEREOF THE WORDS ", THE HOLDERS AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, THE HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 26. SECTION 9.4.2. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE NINTH LINE THEREOF, THE WORDS "SENIOR LIEN" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "SUPERPRIORITY LIEN".

                 27. SECTION 10.2. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE NOTES", THE WORDS "OR THE PRIORITY NOTES".

                 28. SECTION 11.2.7. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE HOLDERS", THE WORDS "AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, THE HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 29.      SECTION 12.6. OF THE FLVI MORTGAGE IS HEREBY AMENDED
BY:

                 (i) inserting, in the sixth line thereof immediately following the words "Section 501 of the Indenture", the words "(as amended by the First Supplemental Indenture)"; and

                 (ii) deleting, in the third from last line thereof, the words "Senior Lien and the Junior Lien" and substituting in lieu thereof the words "the Superpriority Lien, the Senior Lien and the Junior Lien".

                 30. SECTION 12.11. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SIXTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "IN THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 31.      SECTION 12.12. OF THE FLVI MORTGAGE IS HEREBY AMENDED
BY:

                 (i) deleting, in the fifth line thereof, the word "either" and substituting in lieu thereof the word "any"; and

                 (ii) inserting, in the sixth from last line thereof immediately following the words "by the Indenture", the words "(as amended by the First Supplemental Indenture)".

                 32. SECTION 12.16. OF THE FLVI MORTGAGE IS HEREBY AMENDED BY INSERTING IN THE SECOND AND FIFTH LINES THEREOF IMMEDIATELY FOLLOWING THE WORDS "SECTION 1202 OF THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                                     PART X
                        AMENDMENT OF PLEC SHIP MORTGAGE

                 The PLEC Ship Mortgage is hereby amended as follows:

                 1. THE PRELIMINARY MORTGAGE DATA (AS IT APPEARS ON THE FIRST PAGE OF THE PLEC SHIP MORTGAGE) IS HEREBY AMENDED BY DELETING, IN EACH PLACE THAT IT APPEARS, THE AMOUNT "$246,000,000" AND SUBSTITUTING IN LIEU THEREOF THE AMOUNT "$257,764,000".

                 2. THE PREAMBLE TO THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE EIGHTH LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "(THE "HOLDERS")", THE WORDS "AND, UNTIL DISCHARGE OF THE PRIORITY OBLIGATIONS, HOLDERS OF PRIORITY NOTE OBLIGATIONS".

                 3. THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL B THE FOLLOWING NEW RECITAL C:

                 "C. The Pledgor will issue Priority Secured Notes due December 31, 1998 in an aggregate principal amount of up to $5,882,000 (the "Priority Notes"), subject to the terms and conditions set forth in a Note Purchase Agreement dated as of December 30, 1996 (the "Priority Notes Agreement")."

                 4. THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY INSERTING IMMEDIATELY FOLLOWING RECITAL C (AS REDESIGNATED) THE FOLLOWING NEW RECITAL D:

                 "D. Pursuant to the First Supplemental Indenture, dated as of December 30, 1996 (as supplemented or otherwise amended from time to time, the "First Supplemental Indenture") by and among the Pledgor, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as successor Trustee, such Priority Notes and all other Priority Note Obligations (as defined therein) are to be secured by first and prior liens on all collateral security granted herein."

                 5. RECITALS C THROUGH G TO THE PLEC SHIP MORTGAGE ARE HEREBY AMENDED BY REDESIGNATING SUCH RECITALS AS RECITALS E THROUGH I, RESPECTIVELY.

                 6. RECITAL E (AS REDESIGNATED) TO THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY:

                 (i) inserting, in the first line thereof immediately following the words "the Indenture", the words "and in the Priority Notes Agreement"; and

                 (ii) deleting, in the third line thereof, the words "the Notes, the Indenture" and substituting in lieu thereof the words "the Notes, the Priority Notes, the Indenture (as amended by the First Supplemental Indenture), the Priority Notes Agreement".

                 7. RECITAL G (AS REDESIGNATED) TO THE PLEC SHIP MORTGAGE IS DELETED IN ITS ENTIRETY AND THE FOLLOWING NEW RECITAL G IS SUBSTITUTED IN LIEU THEREOF:

                 "G. Pursuant to the Indenture (as amended by the First Supplemental Indenture) and the Priority Notes Agreement, the Priority Note Obligations, the Subsidiary Guarantee and the Permitted Intercompany Loans are required to be secured, directly or indirectly, by, among other things, the Deed of Trust."

                 8. RECITAL H (AS REDESIGNATED) TO THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY DELETING, IN THE SECOND FROM LAST LINE THEREOF, THE WORDS "NOTES, THE INDENTURE" AND SUBSTITUTING IN LIEU THEREOF THE WORDS "NOTES, THE PRIORITY NOTES, THE INDENTURE (AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE), THE PRIORITY NOTES AGREEMENT".

                 9. THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE DEFINITION OF "SECURED OBLIGATIONS" IN THE GRANTING CLAUSE THEREOF, THE FOLLOWING NEW PARAGRAPH (A):

                 "(a) any Secured Party, the due and punctual payment and performance of any and all present and future obligations and liabilities of the Mortgagor of every type or description arising under or in connection with the Priority Notes or the Priority Notes Agreement, whether for principal (or premium, if any) or interest (including accretion of original issue discount and any applicable post-default rate) on the Priority Notes, all guaranties thereof made by the Mortgagor, and all obligations of the Mortgagor for fees, expense reimbursement, compensation, indemnification or other similar obligations at any time arising or accruing under the Priority Notes Agreement (collectively, the "Priority Note Obligations");"

                 10. PARAGRAPHS (A) THROUGH (C) IN THE DEFINITION OF "SECURED OBLIGATIONS" ARE HEREBY AMENDED BY:

                 (i) redesignating paragraphs (a) through (c) as paragraphs (b) through (d), respectively; and

                 (ii) reversing the order in which paragraphs (b) and (c) (as redesignated) appear, redesignating paragraph (b) as paragraph (c) and redesignating paragraph (c) and paragraph (b).

                 11. SECTION 1.1 OF THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SECOND LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "THE INDENTURE", THE WORDS ", AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE".

                 12. ARTICLE 2 TO THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY DELETING, IN EACH PLACE THAT IT APPEARS, THE AMOUNT "$246,000,000" AND SUBSTITUTING IN LIEU THEREOF THE AMOUNT "$257,764,000".

                 13. SECTION 4.6.2 OF THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE SECOND FROM LAST LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "(AS DEFINED IN THE INDENTURE" THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 14. SECTION 4.9.1 OF THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE FIRST LINE THEREOF IMMEDIATELY FOLLOWING THE WORDS "SECTION 1016 OF THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 15. SECTION 5.1.1 OF THE PLEC SHIP MORTGAGE IS HEREBY AMENDED BY INSERTING, IN THE FIRST LINE THEREOF IMMEDIATELY AFTER THE WORDS "THE INDENTURE", THE WORDS "(AS AMENDED BY THE FIRST SUPPLEMENTAL INDENTURE)".

                 16.      SECTION 5.7.1 OF THE PLEC SHIP MORTGAGE IS HEREBY
AMENDED BY:

                 (i) deleting clauses "Second", "Third" and "Fourth" thereof and substituting in lieu the following new clauses:

                 "Second: To pay the Priority Note Obligations in the order set forth in the Indenture, as amended by the First Supplemental Indenture;

                 Third: To pay accrued interest on and principal of the Permitted Intercompany Notes;

                 Fourth: To pay the Subsidiary Guarantee in the order set forth in the Indenture with respect the obligations of Fitzgeralds underlying such obligations; and"; and

                 (ii)     redesignating clause "Fourth" as clause "Fifth".

                 17.      SECTION 6.12 OF THE PLEC SHIP MORTGAGE IS HEREBY
AMENDED BY:

                 (i)      inserting the following new paragraph (a):

         "Notwithstanding anything to the contrary in this Mortgage, including, without limitation, Section 6.12(b) below, until Discharge of the Priority Obligations, the Liens held by the Collateral Agent hereunder as security for the Secured Obligations shall secure, in order of preference and priority, first, the Priority Note Obligations, second, the Permitted Intercompany Loan Obligations, and, third, the Subsidiary Guarantee Obligations.";

                 (ii) numbering the paragraph beginning with the words "The Permitted Intercompany Loan Obligations" as paragraph (b);

                 (iii) deleting, in the first line of paragraph (b) (as newly numbered), the words "The Permitted Intercompany Loan Obligations" and substituting in lieu thereof the words "Subject to paragraph (a) above, the Permitted Intercompany Loan Obligations";

                 (iv)     deleting, in each place that they appear in paragraph
(b) (as newly numbered), the words "Permitted Intercompany Loan Obligations" and substituting in lieu thereof the words "Subsidiary Guarantee Obligations", and deleting, in each place that they appear in such paragraph (b), the words "Subsidiary Guarantee Obligations" and substituting in lieu thereof the words "Permitted Intercompany Loan Obligations" so that in each place that the words "Permitted Intercompany Loan Obligations" formerly appeared, the words "Subsidiary Guarantee Obligations" appear, and vice versa; and

                 (v) deleting the last sentence thereof in its entirety and substituting in lieu thereof the following new sentence:

         "The parties hereto intend that the Priority Note Obligations shall at all times be separate and apart from the Permitted Intercompany Loan Obligations and the Subsidiary Guarantee Obligations, notwithstanding that the holder of each such Secured Obligation may be the Trustee-Mortgagee."

                                    PART XI
                AMENDMENT OF CERTAIN OTHER COLLATERAL DOCUMENTS

                 1.       Without prejudice to the generality of Section 5 of
Part XII, the parties hereto agree and covenant, concurrently with the execution and delivery of the amendments of the PLEC Mortgage and the FLVI Mortgage, to, and to use their best efforts to cause the counterparties thereto to, execute and deliver (if required, in duly attested and recordable form), at their sole cost and expense (including, without limitation, any recordation fees and expenses), Contractor's Subordination Agreements in substantially the form of the Contractor's Subordination Agreements listed on Schedule B hereto, with such changes as are necessary to reflect the execution of such instruments and to ensure that the Liens held by the Trustee or the Collateral Agent under such instruments secure the Priority Note Obligations in preference and priority over the Notes, the Subsidiary Guarantees and all other Secured Obligations.

                                    PART XII
                                 MISCELLANEOUS

                 1. Notwithstanding the foregoing provisions of this Global Amendment, (i) neither the Company nor any Restricted Subsidiary shall be required to pledge, or to grant a Lien, as security for Priority Note Obligations, upon, the capital stock of any Subsidiary of the Company which holds, or which owns a Subsidiary which holds, a Gaming License issued by a Gaming Authority in the State of Nevada or in the State of Mississippi, unless and until all such Gaming Authorities in such State have approved the pledge or grant of a Lien upon such capital stock as security for Priority Note Obligations, (ii) any provision of this Global Amendment pursuant to which Priority Note Obligations would (but for this clause (ii)) become secured by any such capital stock shall become effective only if and when such approval is granted, and (iii) such provision shall become effective, automatically, unconditionally and irrevocably and without necessity of any further act or deed, immediately when such approval is granted in such State.

                 2. Unless otherwise expressly provided herein, references in each of the Collateral Documents amended by this Global Amendment to "the Indenture", or to any section or subsection thereof or to any schedule thereto, shall be construed, where the context so requires, to additionally or alternatively (as applicable) include the section, subsection or schedule of or to the Indenture, as amended by the First Supplemental Indenture, corresponding to the section, subsection or schedule of the Indenture so referenced.

                 3. The Company hereby agrees and covenants to file appropriate applications for all Gaming Authority approvals referred to in
Section 1 of this Part VIII no later than January 10, 1997, to diligently prosecute such applications and to use its best efforts to obtain such approvals in accordance with gaming laws and practice and as promptly as practicable.

                 4. Upon Discharge of the Priority Obligations (as defined in the Indenture, as amended by the First Supplemental Indenture), the agreements and amendments set forth herein shall be discharged and each of the Collateral Documents shall continue in full force and effect upon the terms and conditions set forth therein, as such terms and conditions were in effect immediately prior to the effectiveness of the amendments made herein, as such terms and conditions from time to time hereafter may be amended.

                 5. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Indenture, as amended by the First Supplemental Indenture.

                 6. As amended by the amendments expressly provided herein, the Collateral Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments provided for herein shall be limited precisely as drafted and shall not be construed as an amendment or waiver of any other provisions of the Collateral Documents other than as expressly provided herein.

                 7. The parties hereto agree to execute and deliver, at the sole cost and expense of such parties (including, without limitation, any recordation fees and expenses), any and all amendments and supplements of the Collateral Documents (if required, in duly attested and recordable form) that may reasonably be requested by any holder of Priority Notes in order to further assure that the purpose and intent of this Global Amendment are reflected in any instrument or agreement that may be required or appropriate under the laws of any jurisdiction in which any Collateral is located or to reflect the agreements herein set forth in a document filed for public record or otherwise to perfect and prioritize any Lien held by the Indenture Trustee or the Collateral Agent as security for the Priority Note Obligations.

                 8. This Global Amendment may be executed in any number of counterparts by the parties hereto, and all of said counterparts shall be deemed to constitute one and the same instrument.

                 9. THIS GLOBAL AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS THAT GOVERN THE CORRESPONDING COLLATERAL DOCUMENT.

                 IN WITNESS WHEREOF, the parties hereto have caused this Global Collateral Documents Amendment to be duly executed as of the day and year first written above.



                                  FITZGERALDS GAMING CORPORATION, a Nevada corporation


                                  By:__________________________________________
                                  Name:    Fernando Bensuaski
                                  Title:   Executive Vice President & Secretary


                                  FITZGERALDS SOUTH, INC., a Nevada corporation


                                  By:__________________________________________
                                  Name:    Fernando Bensuaski
                                  Title:   Executive Vice President & Secretary


                                  FITZGERALDS RENO, INC., a Nevada corporation


                                  By:__________________________________________
                                  Name:    Fernando Bensuaski
                                  Title:   Executive Vice President & Secretary


                                  FITZGERALDS INCORPORATED, a Nevada corporation


                                  By:__________________________________________
                                  Name:    Fernando Bensuaski
                                  Title:   Executive Vice President & Secretary

                                  FITZGERALDS LAS VEGAS, INC., a Nevada
                                  corporation


                                  By:__________________________________________
                                  Name:    Fernando Bensuaski
                                  Title:   Executive Vice President & Secretary


                                  FITZGERALDS FREMONT EXPERIENCE CORPORATION, a Nevada corporation


                                  By:__________________________________________
                                  Name:    Fernando Bensuaski
                                  Title:   Executive Vice President & Secretary


                                  FITZGERALDS MISSISSIPPI, INC., a Nevada
                                  corporation


                                  By:__________________________________________
                                  Name:    Fernando Bensuaski
                                  Title:   Executive Vice President & Secretary


                                  FITZGERALDS BLACK HAWK, INC., a Nevada
                                  corporation


                                  By:__________________________________________
                                  Name:    Fernando Bensuaski
                                  Title:   Executive Vice President & Secretary

                                  WELLS FARGO BANK, N.A., a National
                                  Banking Association, as successor to First
                                  Interstate Bank of Nevada, N.A., as Trustee


                                  By:__________________________________________
                                  Name:________________________________________
                                  Title:_______________________________________


                                  WELLS FARGO BANK, N.A., a National
                                  Banking Association, as successor to First
                                  Interstate Bank of Nevada, N.A., as Collateral Agent


                                  By:__________________________________________
                                  Name:________________________________________
                                  Title:_______________________________________

                                                                      SCHEDULE A
                                    TO THE GLOBAL COLLATERAL DOCUMENTS AMENDMENT

1. Company Pledge Agreement, dated as of December 19, 1995, between Fitzgeralds Gaming Corporation (the "Company"), and First Interstate Bank of Nevada, N.A., as collateral agent (in such capacity, the "Collateral Agent").

2. Subsidiary Pledge Agreement, dated as of December 19, 1995, among Fitzgeralds South, Inc. ("FSI"), Fitzgeralds Reno, Inc. ("FRI"), Fitzgeralds Incorporated ("FI"), Fitzgeralds Los Vegas, Inc. ("FLVI"), Fitzgeralds Fremont Experience Corporation ("FFEC"), Polk Landing Entertainment Corporation ("PLEC"), Fitzgeralds Black Hawk, Inc. ("FBHI" and together with FSI, FRI, FI, FLVI, FFEC and PLEC, the "Subsidiary Guarantors"), the Company and the Collateral Agent.

3. Company Security Agreement, dated as of December 19, 1995, between the Company and the Collateral Agent.

4. Subsidiary Security Agreement, dated as of December 19, 1995, among the Subsidiary Guarantors, the Company and the Collateral Agent.

5. Company Accounts Pledge Agreement, dated as of December 19, 1995, between the Company and First Interstate Bank of Nevada, N.A., as trustee and Collateral Agent.

6. Disbursement and Escrow Agreement, dated as of December 19, 1995, among FLVI, the Collateral Agent and First Interstate Bank of Nevada, N.A., as escrow agent (the "Escrow Agent").

7. Disbursement and Escrow Agreement, dated as of December 19, 1995, among PLEC, the Collateral Agent and the Escrow Agent.

8. Construction and Permanent Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, dated as of December 19, 1995, among PLEC, as trustor, First Interstate Bank of Nevada, N.A., as beneficiary, and Commonwealth Land Title Insurance Company, as trustee.

9. Construction and Permanent Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, dated as of December 19, 1995, among FVLI and FRI, as trustor, First Interstate Bank of Nevada, N.A., as beneficiary, and Nevada Title Company, as trustee.

10. Preferred Ship Mortgage, dated as of December 19, 1995, by PLEC in favor of the Collateral Agent.

                                                                      SCHEDULE B
                                    TO THE GLOBAL COLLATERAL DOCUMENTS AMENDMENT

1. Contractor's Subordination Agreement, dated October 11, 1995, between the Company, the Collateral Agent, FLVI, Commonwealth Land Title Insurance Company and Martin-Hartin Construction.

2. Contractor's Subordination Agreement, dated December 19, 1995, between the Company, the Collateral Agent, PLEC, Commonwealth Land Title Insurance Company and W.G. Yates & Sons Construction Company.